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                                                                    EXHIBIT 10.4

                           REGISTRATION RIGHTS AGREEMENT


      This REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of June 21, 2004, is by and between Evergreen Solar, Inc., a Delaware corporation (the "Company"), and each of the entities whose names appear on the signature pages hereof. Such entities are each referred to herein as an "Investor" and, collectively, as the "Investors".

      WHEREAS, the Company has agreed, on the terms and subject to the conditions set forth in the Stock and Warrant Purchase Agreement, dated as of June 16, 2004 (the "Purchase Agreement"), to issue and sell to each Investor named therein an aggregate of 7,662,835 shares of common stock, par value $0.01 per share, of the Company (the "Common Stock") and warrants (the "Warrants") to purchase shares of Common Stock at an exercise price of $3.335 per share, subject to adjustment (the "Purchaser Warrant Shares");

      WHEREAS, the Company has agreed, on the terms and subject to the conditions set forth in that certain Warrant Agreement dated as of the date hereof, to issue to CRT Capital Group LLC (the "Placement Agent") warrants to purchase shares of Common Stock at an exercise price of $3.335 per share, subject to adjustment (together with the Purchaser Warrant Shares, the "Warrant Shares"); and

      WHEREAS, in order to induce each Investor to enter into the Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended (the "Securities Act"), and under applicable state securities laws. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Purchase Agreement.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.    DEFINITIONS.

      For purposes of this Agreement, the following terms shall have the meanings specified:

            "Commission" means the Securities and Exchange Commission.

            "Common Stock" has the meaning set forth in the Recitals.

            "Effective Date" means the date on which the Shelf Registration Statement is declared effective by the Commission.

            "Exchange Act" has the meaning set forth in Section 6(a).

            "Filing Deadline" means the thirtieth (30th) calendar day following the Closing Date.
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            "Holder" means any person owning or having the right to acquire,
      Registrable Common Shares, including initially each Investor and the Placement Agent and thereafter any permitted assignee thereof.

            "Incidental Registration Statement" has the meaning set forth in
      Section 3(a).

            "Investor" has the meaning set forth in the Recitals.

            "Losses" has the meaning set forth in Section 6(a).

            "Placement Agent" has the meaning set forth in the Recitals.

            "Proposed Registration" has the meaning set forth in Section 3(a).

            "Purchase Agreement" has the meaning set forth in the Recitals.

            "Purchaser Warrant Shares" has the meaning set forth in the Recitals.

            "Registrable Common Shares" means the shares of Common Stock issued to the Investors pursuant to the Purchase Agreement and the Warrant Shares, and any shares of capital stock issued or issuable from time to time (with any adjustments) in replacement of, in exchange for or otherwise in respect of such shares of Common Stock or Warrant Shares.

            "Registration Deadline" means the sixtieth (60th) calendar day following the Closing Date.

            "Registration Default" has the meaning set forth in Section 2(c).

            "Registration Expenses" has the meaning set forth in Section 8(a).

            "Registration Period" has the meaning set forth in Section 2(b) below.

            "Registration Statement" means the Shelf Registration Statement and any Incidental Registration Statement.

            "Rule 144" has the meaning set forth in Section 7.

            "Securities Act" has the meaning set forth in the Recitals.

            "Shelf Registration Statement" means a registration statement or statements prepared in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act ("Rule 415") or any successor rule providing for the offering of securities on a continuous or delayed basis.


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            "Valid Business Reason" has the meaning set forth in Section 2(b).

            "Warrants" has the meaning set forth in the Recitals.

            "Warrant Shares" has the meaning set forth in the Recitals.

      Capitalized terms used herein and not otherwise defined shall have the respective meanings specified in the Purchase Agreement.

      2.    REGISTRATION.

            (a) Shelf Registration Statement. On or before the Filing Deadline, the Company shall prepare and file with the Commission a Shelf Registration Statement on Form S-3 as a "shelf" registration statement under Rule 415 covering the resale of all of the Registrable Common Shares held by the Holders (such number to be determined without regard to any restriction on the ability of any Holder to exercise such Holder's Warrant as of such date). The Shelf Registration Statement shall state, to the extent permitted by Rule 416 under the Securities Act, that it also covers such indeterminate number of additional shares of Common Stock as may become issuable upon the exercise of the Warrants in order to prevent dilution resulting from stock splits, stock dividends or similar events. No other stockholder of the Company shall have any right to include his, her or its securities of the Company for resale under the Shelf Registration Statement.

            (b) Effectiveness. The Company shall use its best efforts to cause the Shelf Registration Statement to become effective as soon as practicable following the filing thereof, but in no event later than the Registration Deadline. The Company shall respond promptly to any and all comments made by the staff of the Commission on the Shelf Registration Statement, and shall submit to the Commission, within one (1) Business Day after the Company learns that no review of the Shelf Registration Statement will be made by the staff of the Commission or that the staff of the Commission has no further comments on the Shelf Registration Statement, as the case may be, a request for acceleration of the effectiveness of the Shelf Registration Statement to a time and date not later than forty-eight (48) hours after the submission of such request. The Company will maintain the effectiveness of the Shelf Registration Statement until the earlier to occur of (i) the date on which all of the Registrable Common Shares eligible for resale thereunder have been publicly sold pursuant to either the Shelf Registration Statement or Rule 144 under the Securities Act and
(ii) the date on which all of the Registrable Common Shares remaining to be sold under the Shelf Registration Statement (in the reasonable opinion of counsel to the Company) may be immediately sold to the public under Rule 144(k) under the Securities Act or any successor provision (the period beginning on the Closing Date and ending on the earlier to occur of (i) or (ii) above being referred to herein as the "Registration Period"). If a majority of the Board of Directors of the Company, in its good faith judgment, determines that the Shelf Registration Statement, once effective, should be suspended because it would materially interfere with any material financing, acquisition, corporate reorganization or merger or other material transaction involving the Company (a "Valid Business Reason"), the Company may cause the Shelf Registration Statement to be suspended until such Valid Business Reason no longer exists, but in no event for more than ninety (90) days or more

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than once in any twelve (12) month period, and shall give prompt written notice of its determinations to withdraw and to reinstate the Shelf Registration Statement.

            (c) Registration Default. In the event that the Shelf Registration Statement is not effective within thirty (30) days after the Registration Deadline (a "Registration Default"), the Company will pay to each Investor for no additional consideration, as liquidated damages and not a penalty, an amount in cash equal to 1.5% (one and one-half percent) of the purchase price of each such Investor under the Purchase Agreement. For every additional thirty (30) days thereafter that the effectiveness of the Shelf Registration Statement continues to be delayed, the Company will pay to each Investor, for no additional consideration, as liquidated damages and not a penalty, an additional amount in cash equal to 1.5% (one and one-half PERCENT) of the purchase price of each such Investor, not in any event, to exceed 9.9% (nine and nine-tenths percent) of the purchase price of each such Investor. Each such payment shall be made within five (5) Business Days following the last day of each calendar month in which a Registration Default existed. Any such payment shall be in addition to any other remedies available to each Holder at law or in equity, whether pursuant to the terms hereof, the Purchase Agreement, or otherwise.

            (d) Registration of Other Securities. During the period beginning on the date hereof and ending on the Effective Date, the Company shall refrain from filing with the Commission any registration statement other than (i) a Shelf Registration Statement filed hereunder or (ii) a registration statement on Form S-8 with respect to Company stock option plans and agreements and currently in effect and disclosed pursuant to the terms of the Purchase Agreement. In no event shall the Company include any securities other than the Registrable Common Shares on the Shelf Registration Statement filed by the Company on behalf of the Holders pursuant to the terms hereof. The foregoing prohibition shall have no effect on the Company's currently effective resale registration rights agreement on Form S-3 relating to the registration of the shares of Common Stock issuable upon conversion of the Company's Series A Convertible Preferred Stock and upon the exercise of a warrant to purchase shares of Common Stock.

      3.    PIGGYBACK REGISTRATION.

            (a) Requests for Incidental Registration. If at any time prior to the expiration of the Registration Period, (i) the Company proposes to register shares of Common Stock under the Securities Act in connection with the public offering of such shares for cash (a "Proposed Registration"), other than a registration statement on Form S-8 or Form S-4 or any successor or other forms promulgated for similar purposes, and (ii) a Registration Statement covering the sale of all of the Registrable Common Shares is not then effective and available for sales thereof by the Holders, the Company shall, at such time, promptly give each Holder written notice of such Proposed Registration. Each Holder shall have ten (10) Business Days from its receipt of such notice to deliver to the Company a written request specifying the amount of Registrable Common Shares that such Holder intends to sell and such Holder's intended method of distribution. The failure of any Holder to respond within such 10-Business Day period shall be deemed to be a waiver of such Holder's rights under this Section 3 with respect to such Proposed Registration. Upon receipt of such request, the Company shall use its best efforts to cause all Registrable Common

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Shares which the Company has been requested to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Holder (an "Incidental Registration Statement"); provided, however, that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 3 without obligation to the Holders. If, in connection with any underwritten public offering for the account of the Company or for stockholders of the Company that have contractual rights to require the Company to register shares of Common Stock, the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in a registration statement because, in the judgment of such underwriter(s), marketing or other factors dictate such limitation is necessary to facilitate such offering, then the Company shall be obligated to include in such Incidental Registration Statement: first, all of the securities to be offered for the account of the Company; second, the Registrable Common Shares to be offered for the account of the Holders pursuant to this Section 3(a), the securities to be offered for the account of certain stockholders pursuant to that certain Registration Rights Agreement dated as of May 15, 2003 by and between the Company and the parties thereto, and securities to be offered for the account of certain stockholders pursuant to that certain Series D Preferred Stock Purchase Agreement dated as of December 28, 1999, by and among the Company and the parties thereto, as a group, which Registrable Common Shares and securities shall be allocated pro rata among such Holders and other stockholders based on the number of Registration Securities or other securities, as the case may be, requested to be included in such offering by each Holder or other stockholder; and third, other securities requested to be included in such offering.

            (b) Expenses. The Company shall bear all Registration Expenses in connection any Incidental Registration Statement pursuant to this Section 3, whether or not such Incidental Registration Statement becomes effective.

      4.    OBLIGATIONS OF THE COMPANY.

      In addition to performing its obligations hereunder, including without limitation those pursuant to Section 2 and Section 3 above, the Company shall, with respect to each Registration Statement:

            (a) prepare and file with the Commission such amendments and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act or to maintain the effectiveness of the Shelf Registration Statement during the Registration Period, or as may be reasonably requested by a Holder in order to incorporate information concerning such Holder or such Holder's intended method of distribution;

            (b) immediately following the Closing, secure the listing of all Registrable Common Shares on the Nasdaq National Market, and provide each Holder with reasonable evidence thereof;

            (c) furnish to each Holder, prior to filing a Registration Statement, at least one copy of such Registration Statement as is proposed to be filed, and thereafter such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all

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exhibits thereto), the prospectus included in such Registration Statement
(including each preliminary prospectus), each amendment and supplement thereto, in conformity with the requirements of the Securities Act, and such other documents as such Holder may reasonably request in order to facilitate the disposition of such Holder's Registrable Common Shares;

            (d) use all commercially reasonable efforts to register or qualify the Registrable Common Shares under the securities or "blue sky" laws of such jurisdictions within the United States as shall be reasonably requested from time to time by a Holder, and continue such registration or qualification in effect in such jurisdiction for as long as permissible pursuant to the laws of such jurisdiction, or for as long as any such Holder reasonably requests or until all of such Registrable Common Shares are sold, whichever is shortest, and do any and all other acts or things which may be necessary or advisable to enable such Holder to consummate the public sale or other disposition of the Registrable Common Shares in such jurisdictions; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction;

            (e) in the event of an underwritten public offering of the Registrable Common Shares, enter into (together with all Holders proposing to distribute Registrable Common Shares through such underwriting) and perform its obligations under an underwriting agreement, in usual and customary form reasonably acceptable to the Company, with the managing underwriter of such offering, and take such other actions as are prudent and reasonably required in order to expedite or facilitate the disposition of such Registrable Common Shares, including causing its officers to participate in "road shows" and other informational meetings organized by the underwriter, if applicable;

            (f) notify each Holder immediately after becoming aware of (i) the occurrence of any event (but shall not, without the prior written consent of such Holder, disclose to such Holder any facts or circumstances constituting material non-public information) as a result of which a prospectus, any prospectus supplement, a Registration Statement or a post-effective amendment to the Registration Statement, as then in effect, contains an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and as promptly as practicable prepare and file with the Commission and furnish to each Holder a reasonable number of copies of a supplement or an amendment to such prospectus or Registration Statement as may be necessary so that such prospectus does not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

            (g) notify each Holder immediately after becoming aware of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or relating prospectus or for additional information related thereto;

            (i) use all commercially reasonable efforts to prevent the issuance of any stop order or other order suspending the effectiveness of the Registration Statement and, if such an order

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is issued, to obtain the withdrawal thereof at the earliest possible time and to notify each Holder of the issuance of such order and the resolution thereof;

            (j) furnish to each Holder, on the date that the Registration Statement, or any successor registration statement, becomes effective, (x) a letter, dated such date, of outside counsel representing the Company (and reasonably acceptable to such Holder) addressed to such Holder, confirming such effectiveness and, to the knowledge of such counsel, the absence of any stop order, and (y) in the case of an underwriting, (A) a copy of an opinion, dated such date, of such outside counsel, in such form and substance as is required to be given to the underwriters, and (B) a letter addressed to such Holder, dated such date, from the Company's independent certified public accountants, in such form and substance as is required to be given by the Company's independent certified public accountants to such underwriters;

            (k) provide to each Holder and its representatives the reasonable opportunity to conduct a reasonable inquiry of the Company's financial and other records during normal business hours and make available its officers, directors and employees for questions regarding information which such Holder may reasonably request in order to fulfill any due diligence obligation on its part, and cause the Company's officers, directors and employees, and the independent public accountants of the Company, to supply all information reasonably requested by any Holder in connection with any such inquiry;

            (l) permit counsel for each Holder to review the Registration Statement and all amendments and supplements thereto, and any comments made by the staff of the Commission concerning such Holder and/or the transactions contemplated by the Transaction Documents and the Company's responses thereto, within a reasonable period of time (but in no event less than three (3) Business Days after such Holder has received such documents) prior to the filing thereof with the Commission (or, in the case of comments made by the staff of the Commission, within a reasonable period of time following the receipt thereof by the Company);

            (m) in the event that, at any time, the number of shares available under the Registration Statement is insufficient to cover all of the Registrable Common Shares, after giving effect to all applicable adjustments, the Company shall promptly amend the Registration Statement or file a new registration statement, in any event as soon as practicable, but not later than the tenth
(10th) day following notice from a Holder of the occurrence of such event, so that the Registration Statement or such new registration statement, or both, covers all such Registrable Common Shares. The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. Any Registration Statement filed pursuant to this paragraph 4(k) shall state that, to the extent permitted by Rule 416 under the Securities Act, such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon the exercise of the Warrants in order to prevent dilution resulting from stock splits, stock dividends or similar events. Unless and until such amendment or new Registration Statement becomes effective, each Holder shall have the rights described in Section 2(c) above;


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            (n) keep each Holder advised in writing as to the initiation and progress of any Registration Statement under Section 2 or Section 3; provided, that the Company shall provide each Holder with all correspondence with the Commission in connection with any Registration Statement filed hereunder to the extent that such Registration Statement has not been declared effective on or prior to the date required hereunder;

            (o) provide reasonable cooperation to each Holder and each underwriter participating in the disposition of such Registrable Common Shares and their respective counsel in connection with any filings required to be made with the NASD;

            (p) if the Company becomes ineligible to use the registration form on which a Shelf Registration Statement is filed and declared effective under
Section 2, use its reasonable best efforts to prepare and file either a post-effective amendment to such Shelf Registration Statement to convert such Shelf Registration Statement to, or a new Shelf Registration Statement on, another registration form which the Company is eligible to use within thirty
(30) days after the date that the Company becomes ineligible to use such registration form, provided that such other registration form shall be available for the sale of Registrable Common Shares by the sellers thereof and such amended or new Shelf Registration Statement shall remain subject in all respect to the provisions of this Section 4; and

            (q) take all other steps reasonably necessary to effect the registration of the Registrable Common Shares contemplated hereby.

      5.    OBLIGATIONS OF EACH HOLDER.

      In connection with the registration of Registrable Common Shares pursuant to a Registration Statement, each Holder shall:

            (a) timely furnish to the Company in writing such information regarding itself and the intended method of disposition of such Registrable Common Shares as may be required in order to effect the registration thereof;

            (b) upon receipt of any notice from the Company of the happening of any event of the kind described in Sections 4(f) or 4(i), immediately discontinue any sale or other disposition of such Registrable Common Shares pursuant to such Registration Statement until the filing of an amendment or supplement as described in Section 4(f) or withdrawal of the stop order referred to in Section 4(i), and the receipt of the copies of such amended or supplemented prospectus, and, if so directed, each Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies in such Holder's possession, of the prospectus covering such Registrable Common Shares which is current at the time of such notice;

            (c) in the event of an underwritten offering of such Registrable Common Shares in which such Holder participates, enter into a customary and reasonable underwriting agreement and execute such other documents as the Company and the managing underwriter for such offering may reasonably request;


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            (d) to the extent required by applicable law, deliver a prospectus to the purchaser of such Registrable Common Shares;

            (e) notify the Company when it has sold all of the Registrable Common Shares held by it; and

            (f) notify the Company in the event that any information supplied by such Holder in writing for inclusion in such Registration Statement or related prospectus is untrue or omits to state a material fact required to be stated therein or necessary to make such information not misleading in light of the circumstances then existing; immediately discontinue any sale or other disposition of such Registrable Common Shares pursuant to such Registration Statement until the filing of an amendment or supplement to such prospectus as may be necessary so that such prospectus does not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and use commercially reasonable efforts to assist the Company as may be appropriate to make such amendment or supplement effective for such purpose.

      6.    INDEMNIFICATION.

      In the event that any Registrable Common Shares are included in a Registration Statement under this Agreement:

            (a) Indemnification by the Company. The Company shall indemnify and hold harmless each Holder, the officers, directors, general or limited partners, employees, agents and representatives of such Holder, and each person, if any, who controls such Holder within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, claims, damages, liabilities or reasonable out-of-pocket expenses (whether joint or several) (collectively, including legal or other expenses reasonably incurred in connection with investigating or defending same, "Losses"), insofar as any such Losses arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Subject to the provisions of paragraph 6(c) below, the Company will reimburse such Holder, and each such officer, director, employee, agent, representative or controlling person, for any legal or other out-of-pocket expenses as reasonably incurred by any such entity or person in connection with investigating or defending any Loss; provided, however, that the foregoing indemnity shall not apply to amounts paid in settlement of any Loss if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be obligated to indemnify any person for any Loss to the extent that such Loss is (i) based upon and is in conformity with written information furnished by such person expressly for use in such Registration Statement or (ii) based on a failure of such person to deliver or cause to be delivered the final prospectus contained in the Registration Statement and made available by the Company, if such delivery is required by applicable law.


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            (b) Indemnification by Holders. Each Holder who is named in such
Registration Statement as a selling stockholder, acting severally and not jointly, shall indemnify and hold harmless the Company, the officers, directors, employees, agents and representatives of the Company, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any Losses to the extent (and only to the extent) that any such Losses are based upon and in conformity with written information furnished by such Holder expressly for use in such Registration Statement. Subject to the provisions of paragraph 6(c) below, such Holder will reimburse any legal or other expenses as reasonably incurred by the Company and any such officer, director, employee, agent, representative, or controlling person, in connection with investigating or defending any such Loss; provided, however, that the foregoing indemnity shall not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); and provided, further, that, in no event shall any indemnity under this subsection 6(b) exceed the net proceeds resulting from the sale of the Registrable Common Shares sold by such Holder under such Registration Statement.

            (c) Conduct of Indemnification Proceedings. Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of one such counsel for all indemnified parties in each jurisdiction to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate under applicable standards of professional conduct due to actual or potential conflicting interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 6 with respect to such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 6 or with respect to any other action unless the indemnifying party is materially prejudiced as a result of not receiving such notice.

            (d) Contribution. In the event that the indemnity provided in paragraph (a) or (b) of this Section 6 is unavailable or insufficient to hold harmless an indemnified party for any reason, the Company and each Holder agree, severally and not jointly, to contribute to the aggregate Losses to which the Company or such Holder may be subject in such proportion as is appropriate to reflect the relative fault of the Company and such Holder in connection with the statements or omissions which resulted in such Losses; provided, however, that in no case shall such Holder be responsible for any amount in excess of the net proceeds resulting from the sale of the Registrable Common Shares sold by it under the Registration Statement. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or by such Holder. The Company and each Holder agree that it would not be just and

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
equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this
Section 6, each person who controls a Holder within the meaning of either the Securities Act or the Exchange Act and each officer, director, employee, agent or representative of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act and each officer, director, employee, agent or representative of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

            (e) Survival of Obligations. The obligations of the Company and each Holder under this Section 6 shall survive the completion of any offering or sale of Registrable Common Shares pursuant to a Registration Statement under this Agreement or otherwise.

      7.    REPORTS.

            With a view to making available to each Holder the benefits of Rule 144 under the Securities Act ("Rule 144") and any other successor or similar rule or regulation of the Commission that may at any time permit such Holder to sell securities of the Company to the public without registration, the Company agrees to:

            (a) make and keep public information available, as those terms are understood and defined in Rule 144;

            (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

            (c) furnish to such Holder, so long as such Holder owns any Registrable Common Shares, promptly upon written request (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) to the extent not publicly available through the Commission's EDGAR database, a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested by such Holder in connection with such Holder's compliance with any rule or regulation of the Commission which permits the selling of any such securities without registration.

      8.    MISCELLANEOUS.

            (a) Expenses of Registration. Except as otherwise provided in the Purchase Agreement, all reasonable expenses, other than underwriting discounts and commissions and fees and expenses of counsel and other advisors to each Holder, incurred in connection with the registrations, filings or qualifications described herein, including, without limitation, all registration, filing and qualification fees, printers' and accounting fees, the fees and disbursements of counsel for the Company, and the fees and disbursements incurred in connection with the opinion and letter described in paragraph 4(h) hereof (collectively, "Registration Expenses"), shall be borne by the Company.

            (b) Amendment; Waiver. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended or waived except pursuant to a written instrument executed by the Company and the Holders of at least two-thirds (66 2/3%) of the Registrable Common Shares held by all of the Holders. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder, each future Holder and the Company. The failure of any party to exercise any right or remedy under this Agreement or otherwise, or the delay by any party in exercising such right or remedy, shall not operate as a waiver thereof.

            (c) Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in the manner provided for under the Purchase Agreement.

            (d) Assignment. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto as hereinafter provided. The rights of the Holders contained in this Agreement shall be automatically transferred to the transferee of at least 100,000 shares constituting Registrable Common Shares, provided, that such transferee agrees to become a party to this Agreement and be fully bound by, and subject to, all of the terms and conditions of the Agreement as though an original party hereto. All of the obligations of the Company hereunder shall survive any such transfer.

            (e) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall be deemed one and the same instrument. This Agreement, once executed by a party, may be delivered to any other party hereto by facsimile transmission.

            (f) Governing Law; Consent to Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF. The parties hereto irrevocably submit to the non-exclusive jurisdiction of any state or federal court sitting in the State of Delaware over any suit, action or proceeding arising out of or relating to this Agreement or the affairs of the Company. To the fullest extent they may effectively do so under applicable law, the parties hereto irrevocably waive and agree not to assert, by way of motion, as a defense or otherwise, any claim that they are not subject to the jurisdiction of any such court, any objection that they may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

            (g) Holder of Record. A person is deemed to be a Holder whenever such person owns or is deemed to own of record such Registrable Common Shares. If the Company receives conflicting instructions, notices or elections from two or more persons with respect to the same Registrable Common Shares, the Company shall act upon the basis of instructions, notice or election received from the record owner of such Registrable Common Shares.

            (h) Entire Agreement. This Agreement, the Purchase Agreement, and the other Transaction Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Purchase Agreement, and the other Transaction Documents supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

            (i) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (j) Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

            (k) Remedies. The Holders, in addition to being entitled to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of their rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.

            (l) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

            (m) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto with respect to the subject matter contained herein. There are no restrictions, promises, representations, warranties or undertakings with respect to the subject matter contained herein, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties with respect to such subject matter.

            (n) Further Assurances. Each of the parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations or other actions by, or giving any notices to, or making any filings with, any governmental authority or any other Person) as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

                            [SIGNATURE PAGES FOLLOW]

      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.


THE COMPANY:


By:   /s/ Richard M. Feldt
      ---------------------------------------------
      Name: Richard M. Feldt
      Title: President and Chief Executive Officer


HOLDERS:

LOEB PARTNERS CORPORATION,
on behalf of its affiliated entities

By:   /s/ Robert Grubin
      ---------------------------------------------
      Name: Robert Grubin
      Title: Vice-President

LB I GROUP INC.

By:   /s/ Fred E. Steinberg
      ---------------------------------------------
      Name: Fred E. Steinberg
      Title: Vice-President

ALEXANDRA GLOBAL MASTER FUND LTD.

By:   /s/ Mikhail Filimonov
      ---------------------------------------------
      Name: Mikhail Filimonov
      Title: Chairman

OMICRON MASTER TRUST

By:   Omicron Capital L.P., as advisor
By:   Omicron Capital Inc., its general partner

By:   /s/ Olivier Morali
      ---------------------------------------------
      Name: Olivier Morali
      Title: President

SF CAPITAL PARTNERS LTD.

By:   /s/ Michael A. Roth
      ---------------------------------------------
      Name: Michael A. Roth
      Title: Authorized Signatory

GRACE BROTHERS, LTD

By:   /s/ Bradford T. Whitmore
      ---------------------------------------------
      Name: Bradford T. Whitmore
      Title: General Partner

CRT CAPITAL GROUP LLC

By:   /s/ Michael Vaughn
      ---------------------------------------------
      Name: Michael Vaughn
      Title: Managing Member

TRUK OPPORTUNITY FUND, LLC

By:   Atoll Asset Management, LLC

By:   /s/ Michael E. Fein
      ---------------------------------------------
      Name: Michael E. Fein
      Title: Principal

TRUK INTERNATIONAL FUND, LP

By:   Atoll Asset Management, LLC

By:   /s/ Michael E. Fein
      ---------------------------------------------
      Name: Michael E. Fein
      Title: Principal

PORTSIDE GROWTH AND
OPPORTUNITY FUND

By:   /s/ Jeff Smith
      ---------------------------------------------
      Name: Jeff Smith
      Title: Authorized Signatory

MORGAN STANLEY AND CO.
INTERNATIONAL LIMITED

By:   /s/ Lars Lemonius
      ---------------------------------------------
      Name: Lars Lemonius

      Title: Authorized Signatory

DOUBLE BLACK DIAMOND
OFFSHORE LDC

By:   Carlson Capital, L.P., its investment advisor
By:   Asgard Investment Corp., its general partner

By:   /s/ Clint D. Carlson
      ---------------------------------------------
      Name: Clint D. Carlson
      Title: President

BLACKMORE PARTNERS LP

By:   Amjac Capital Management, its general partner

By:   /s/ Jeffrey W. Priest
      ---------------------------------------------
      Name: Jeffrey W. Priest
      Title: Managing Member

BLACKMORE WALLACE PARTNERS LP

By:   Amjac Capital Management, its general partner

By:   /s/ Jeffrey W. Priest
      ---------------------------------------------
      Name: Jeffrey W. Priest
      Title: Managing Member

BLACKMORE OFFSHORE FUND, LTD.

By:   /s/ Jeffrey W. Priest
      ---------------------------------------------
      Name: Jeffrey W. Priest
      Title: Portfolio Manager/Investment Advisor